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FRANKLIN BANCORP, INC.

                                  EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Quarterly Report on Form 10-Q of Franklin Bancorp, Inc. for the quarter ended March 31, 2004, each of the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (1)   such Quarterly Report on Form 10-Q of Franklin Bancorp, Inc. for the
                  quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   the information contained in such Quarterly Report on Form 10-Q of
                  Franklin Bancorp, Inc. for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Franklin Bancorp, Inc.

May 17, 2004
                                       /s/ Craig L. Johnson
                                       -----------------------------------------
                                           Craig L. Johnson
                                           Chief Executive Officer

May 17, 2004
                                       /s/ Leonard B. Carleton
                                       -----------------------------------------
                                           Leonard B. Carleton
                                           Chief Financial Officer

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